UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2007

NVIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2701 San Tomas Expressway, Santa Clara, CA		95050
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2007, NVIDIA Corporation issued a press release announcing its results for the three and six months ended July 29, 2007. The press release is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated August 9, 2007, entitled “NVIDIA Reports Record Results for Second Quarter of Fiscal 2008.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: August 9, 2007	By: /s/ Marvin D. Burkett
Marvin D. Burkett
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated August 9, 2007, entitled “NVIDIA Reports Record Results for Second Quarter of Fiscal 2008.”